Exhibit 1.1

U.S. DRY CLEANING SERVICES CORPORATION

UNDERWRITING AGREEMENT

[ ], 2014

MAXIM GROUP LLC

405 Lexington Avenue

New York, NY 10174

As Representative of the Underwriters

named on Schedule A hereto

Ladies and Gentlemen:

U.S. Dry Cleaning Services Corporation, a Delaware corporation (the “Company”), agrees, subject to the terms and conditions set forth herein, with each of the underwriters listed on Schedule A hereto (collectively, the “Underwriters”), for whom Maxim Group LLC is acting as representative (in such capacity, the “Representative”), to sell and issue to the Underwriters an aggregate of [                ]  shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”), together with [            ] warrants to purchase an aggregate of        shares of Common Stock at an exercise price equal to $       per share (each a “Warrant” and collectively, the “Warrants”). Each Share shall be sold together with a Warrant to purchase one additional share of Common Stock and the Shares and Warrants shall be separately transferable immediately upon issuance.  The offering and sale of Shares and Warrants contemplated by this underwriting agreement (this “Agreement”) is referred to herein as the “Offering.”  The Shares and Warrants are referred to herein as the “Offered Securities.”

It is understood and agreed by the Company and the Underwriters that the purchase and acquisition (the “Acquisition”) by the Company of Advent Cleaners, LLC’s right, title and interest in the assets set forth in the Acquisition Documents shall be consummately immediately preceding the First Closing Date of the Offering.  For purposes of this Agreement, the “Acquisition Documents” shall mean the Asset Purchase Agreement filed as Exhibit 2.1 to the Registration Statement (as defined below).

1.                                      Purchase, Sale and Delivery of Offered Securities.

(a)           Purchase of Offered Securities. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a price of $[                 ] per unit of Offered Securities (which price reflects the underwriting discount specified in Section [        ] below) (the “Purchase Price”), that number of Offered Securities set forth in Schedule A opposite the name of such Underwriter.

(b)           Payment and Delivery of Firm Securities. Delivery of the Firm Securities in a form reasonably acceptable to the Representative against payment of the applicable purchase price in federal funds by wire transfer to an account at a bank designated by the Company shall be made at 10:00 a.m., New York City time, on the third Business Day following the effective date (the “Effective Date”) of the Registration Statement (as defined below) (or the fourth Business Day following the Effective Date, if the Registration Statement is declared effective after 4:30 p.m.) or at such other time and place as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Securities is called the “First Closing Date.”

(c)           Purchase of Option Securities. Upon notice from the Representative given to the Company from time to time not more than 45 days subsequent to the date of the Final Prospectus (as defined below) the Underwriters may purchase up to an additional [                      ] Shares and/or [       ] Warrants (the “Option Securities”) at a purchase price of $[       ] per Share and $0.0092 per Warrant (which reflects the underwriting discount specified in Section 3(a)(ii)).  The Company agrees to sell to the Underwriters the number of Option Securities (Shares and/or Warrants) specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Option Securities.  No Option Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.  The right to purchase the Option Securities or any potion thereof (the “Over-allotment Option”) may be exercised from time to time and, to the extent not previously exercised, may be surrendered and terminated at any time upon notice by the Representative to the Company.  The Underwriters will be under no obligation to purchase any of the Option Securities prior to the exercise of the Over-allotment Option.

The Over-allotment Option may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail, facsimile transmission or electronic mail setting forth the number of Option Securities to be purchased.  Each time for the delivery of and payment for the Option Securities, being referred to herein as the “Option Closing Date,” which may be the First Closing Date (the First Closing Date and each Option Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representative but shall be no later than five Business Days after the after written notice of the election to exercise the Over-allotment Option is given.

(d)           Payment and Delivery of Option Securities. Delivery of the Option Securities in a form reasonably acceptable to the Representative against payment of the applicable purchase price in federal funds by wire transfer to an account at a bank designated by the Company shall be made on each Option Closing Date to or as instructed by the Representative for the accounts of the several Underwriters.

2.             Offering by Underwriters.  It is understood that the several Underwriters propose to offer the Firm Securities for sale to the public under the Securities Act of 1933, as amended (the “Securities Act”) upon the terms and conditions set forth in the Final Prospectus (as defined below).  It is further understood that the Firm Securities are to be offered to the public initially at $[     ] for each Share together with one Warrant.  If it further understood that the Shares and Warrants issued upon exercise of the Over-allotment Option shall be offered to the public initially at $[   ] per Share and $0.01 per Warrant.  The price at which the Offered Securities shall be offered to the public shall be referred to as the “Public Offering Price.”

3.             Consideration; Payment of Expenses.

(a)           In consideration of the services to be provided for hereunder, the Company shall pay to the Underwriters or their respective designees their pro rata portion (based on the number of Firm Securities purchased) of the following compensation with respect to the Firm Securities which they are offering:

(i)            An underwriting discount applied at each Closing equal to eight percent (8%) of the Public Offering Price, it being understood that $35,000 has been paid to the Representative as an advance to be applied towards such underwriting discount; and

(ii)           warrants, issued to the Representative or to such other parties designated by the Representative, to purchase up to an aggregate of [                ] shares of Common Stock (the “Representative’s Warrants”) equal to eight percent (8.0%) of the total number of Shares sold in the Offering, including the Over-Allotment Option. The Representative’s Warrants shall be exercisable, in whole or in part, commencing 180 days from the date of the Final Prospectus and expiring on the five-year anniversary of the date of the Final Prospectus at an initial exercise price of $[        ] per share of Common Stock, which is equal to one hundred and ten percent (110%) of the Public Offering Price of the Securities.  The Representative’s Warrants will provide for, among other things, cashless exercise and will contain provisions for one demand registration of the underlying shares of Common Stock at the Company’s expense, an additional demand registration right at the holder’s expense and unlimited “piggyback” registration rights for a period of seven years after the date of the Final Prospectus at the Company’s expense.  In addition, the Representative’s Warrant shall provide for adjustment in the number and price of such Representative’s Warrant and the Warrant Shares to prevent dilution.

The Representative’s Warrants and the shares of Common Stock issuable upon exercise of the Representative’s Warrants, are hereinafter referred to collectively as the “Representative’s Securities” and the Offered Securities and the Representative’s Securities are collectively referred to as the “Securities.”

(b)           Whether or not the transactions contemplated by this Agreement are consummated, the Company hereby agrees to pay all costs and expenses incident to the Offering, including, without limitation:

(i)            all expenses in connection with the preparation, printing, formatting for EDGAR (including XBRL) and filing of the Registration Statement, any Preliminary Prospectus (as defined below) and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;

(ii)           all fees and expenses in connection with filings with FINRA’s Public Offering System;

(iii)          all fees and expenses in connection with filing of the Registration Statement and Prospectus, any amendments, supplements and other required filings with the Commission in connection with or as a result of the Offering;

(iv)          all fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act;

(v)           all fees, expenses and disbursements relating to the registration or qualification of the Shares and Warrants for offering and sale under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees, and the fees and disbursements of Representative’s counsel with respect to such “blue sky” filings);

(vi)          all fees and expenses in connection with listing the Offered Securities on such stock exchange as the Company and Representative shall determine;

(vii)         all fees, expenses and disbursements relating to background checks of the Company’s officers and directors;

(viii)        all reasonable travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Offered Securities (“Road Show Expenses”);

(ix)          any stock transfer taxes incurred in connection with this Agreement or the Offering;

(x)           the cost of preparing, printing and delivering certificates, if any, representing the Securities;

(xi)          the cost and charges of any transfer agent, warrant agent and/or registrar for the Securities;

(xii)         stock transfer taxes, if any, payable upon the transfer of the Securities from the Company to the Representative;

(xiii)        the costs and expenses of a public relations firm as contemplated in Section 4(n) of this Agreement;

(xiv)        the costs of all mailing and printing of the underwriting documents (including the Underwriting Agreement, any Blue Sky Surveys and, if appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, Underwriters’ Questionnaire and Power of Attorney);

(xv)         the legal fees for Representative’s legal counsel (other than the legal fees associated with “blue sky” filings, if any referenced in Section 3(b)(iv) above), which amount shall not exceed the greater of (a) $100,000 or (b) 1% of the gross proceeds raised in the Offering;

(xvi)        the Representative’s accountable expenses including travel, lodging and other “road show” expenses, mailing, printing and reproduction expenses and expenses incurred in connection with due diligence (excluding fees payable to Representative’s legal counsel) not to exceed $50,000; and

(xvii)       all other costs and expenses incident to the performance of the Company obligations hereunder which are not otherwise specifically provided for in this Section 3.

(c)           The Company grants the Representative the right of first refusal (“Right of First Refusal”) for a period of fifteen (15) months from the Closing Date to act as lead managing underwriter and book runner, or minimally as co-lead manager and co-book runner and/or co-lead placement agent, with at least 50% of the economics or, in the case of a three-handed deal, 33% of the economics, for any and all future equity, equity-linked or debt offerings of the Company or any successor to or any subsidiary of the Company (excluding (i) commercial debt, (ii) equipment financing, (iii) seller financing in connection with any acquisition by the Company, and (iv) any financing with existing investors). The Company shall provide written notice to Representative with terms of such offering and if Representative fails to accept in writing any such proposal for such public or private sale within 20 days after receipt of a written notice from the Company containing such proposal, then Representative will have no claim or right with respect to any such sale contained in any such notice.  In the event the Company terminates this Agreement even though Maxim was prepared to proceed with the Offering, the Right of First Refusal shall nonetheless become operative and shall remain in full force and effect for a period of twelve months from the date of such termination.

(d)           The Representative reserves the right to reduce any item of compensation or adjust the terms thereof as specified herein in the event that a determination and/or suggestion shall be made by FINRA to the effect that the Underwriters’ aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

(e)           In addition to the costs and expenses set forth in Section 3(b) above, the Company will be responsible for: (i) the cost of two (2) “tombstone” advertisements to be placed in appropriate daily or weekly periodicals of the Representative’s choice (i.e., The Wall Street Journal and The New York Times); and (ii) the cost of leather bound volumes of the Offering documents and Offering commemorative lucite (or other reasonable form) memorabilia and bound books to be supplied to the Representative valued up to $1,500, in such quantities as the Representative may reasonably request.

(f)            It is understood, however, that except as provided in this Section 3, and Sections 7, 8 and 11(d) hereof, the Underwriters will pay all of their own costs and expenses. Notwithstanding anything to the contrary in this Section 3, in the event that this Agreement is terminated pursuant to Section 11(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all out-of-pocket expenses of the Underwriters (including but not limited to fees and disbursements of Underwriters’ Counsel and reasonable travel) incurred in connection herewith which shall be limited to expenses which are actually incurred as allowed under FINRA Rule 5110 and the aggregate amount of such expenses (including Underwriters’ Counsel fees) to be reimbursed by the Company shall not exceed $50,000 plus the legal fees for Representative’s legal counsel, which amount of legal fees shall not exceed the greater of (i) $100,000 or (ii) 1% of the gross proceeds raised in the Offering.

4.             Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date:

(a)           The Company has filed with the Commission a registration statement on Form S-1 (File No. 333-198516) covering the registration of the Offered Securities under the Act, including a related preliminary prospectus or prospectuses (a “Preliminary Prospectus”). At any particular time, this initial registration statement, in the form then on file with the Commission, including all information contained in the registration statement (if any) pursuant to Rule 462(b) of the Act and then deemed to be a part of the initial registration statement, and all 430A Information and all 430C Information, that in any case has not then been superseded or modified, shall be referred to as the “Initial Registration Statement.” The Company may also have filed, or may file with the Commission, a Rule 462(b) registration statement covering the registration of Offered Securities. At any particular time, this Rule 462(b) registration statement, in the form then on file with the Commission, including the contents of the Initial Registration Statement incorporated by reference therein and including all 430A Information and all 430C Information, that in any case has not then been superseded or modified, shall be referred to as the “Additional Registration Statement.” The Company has also filed, in accordance with Section 12 of the Exchange Act, a registration statement (the “Exchange Act Registration Statement”) on Form 8-A (File No. 001-  ) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the Offered Securities. For purposes of this Agreement, all references to the Initial Registration Statement, the Additional Registrations Statement, the Exchange Act Registration Statement, any preliminary prospectus or any amendment or supplement, or the Final Prospectus (including any prospectus wrapper) to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

As of the time of execution and delivery of this Agreement, the Initial Registration Statement has been declared effective under the Act and is not proposed to be amended. Any Additional Registration Statement has or will become effective upon filing with the Commission pursuant to Rule 462(b) and is not proposed to be amended. The Securities all have been or will be duly registered under the Act pursuant to the Initial Registration Statement and, if applicable, the Additional Registration Statement.

For purposes of this Agreement:

“430A Information”, with respect to any registration statement, means information included in a prospectus and retroactively deemed to be a part of such registration statement pursuant to Rule 430A(b).

“430C Information”, with respect to any registration statement, means information included in a prospectus then deemed to be a part of such registration statement pursuant to Rule 430C.

“Applicable Time” means [        ] [A.M.] (New York City time) on the date of this Agreement.

“Closing Date” has the meaning defined in Section 3 hereof.

“Commission” means the United States Securities and Exchange Commission.

“Company’s knowledge” means the actual knowledge of the Chief Executive Officer, Chief Financial Officer and General Counsel.  Similarly, the Company’s awareness, which is used in the form of “aware” or “unaware” depending on the context, means the knowledge of the Company’s Chief Executive Officer and Chief Financial Officer.

“Effective Time” with respect to the Initial Registration Statement or, if filed prior to the execution and delivery of this Agreement, the Additional Registration Statement, means the date and time as of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c). If an Additional Registration Statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, “Effective Time” with respect to such Additional Registration Statement means the date and time as of which such Registration Statement becomes effective pursuant to Rule 462(b).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Prospectus” means the Statutory Prospectus that discloses the Public Offering Price, other 430A Information and other final terms of the Securities and otherwise satisfies Section 10(a) of the Act.

“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a Bona Fide Electronic Road Show (as defined below)), as evidenced by its being so specified in Schedule [   ] to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g). The Company has made available a “bona fide electronic road show,” as defined in Rule 433, in compliance with Rule 433(d)(8)(ii) (the “Bona Fide Electronic Road Show”) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Offered Securities.

“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus and as stated in Schedule C-2 to this Agreement.

The Initial Registration Statement and the Additional Registration Statement are referred to collectively as the “Registration Statements” and individually as a “Registration Statement”. A “Registration Statement” with reference to a particular time means the Initial Registration Statement and any Additional Registration Statement as of such time. A “Registration Statement” without reference to a time means such Registration Statement as of its Effective Time. For purposes of the foregoing definitions, 430A Information with respect to a Registration Statement shall be considered to be included in such Registration Statement as of the time specified in Rule 430A.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules (the “Trading Market Rules”) of The Nasdaq Stock Market (the “Trading Market”)

“Statutory Prospectus” with reference to a particular time means the prospectus included in a Registration Statement immediately prior to that time, including any 430A Information or 430C Information with respect to such Registration Statement. For purposes of the foregoing definition, 430A Information shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) or Rule 462(c) and not retroactively.

Unless otherwise specified, a reference to a “Rule” is to the indicated rule under the Act.

(b)           (i) (A) At their respective Effective Times, (B) on the date of this Agreement and (C) on each Closing Date, each of the Initial Registration Statement, the Additional Registration Statement (if any), and any amendments and supplement thereto conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) on its date, at the time of filing of the Final Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Time of the Additional Registration Statement in which the Final Prospectus is included, and on each Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein (the “Underwriters’ Information”).

(c)           At the time of the initial filing of the Initial Registration Statement the Company was not and is not an “ineligible issuer,” as defined in Rule 405.

(d)           As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time and the preliminary prospectus, dated [                    ], 2014 (which is the most recent Statutory Prospectus distributed to investors generally) and the other information, if any, stated in Schedule [   ] to this Agreement, all considered together (collectively, the “Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus stated in Schedule [  ] to this Agreement, when considered together with the Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

(e)           Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement, the Disclosure Package or the Final Prospectus. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Representatives and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)            The Registration Statements, the Statutory Prospectus, the Final Prospectus, any Issuer Free Writing Prospectus and the Exchange Act Registration Statement and the filing of the Registration Statements, the Statutory Prospectus, the Final Prospectus, any Issuer Free Writing Prospectus and the Exchange Act Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statements and the Exchange Act Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company.

(g)           The Company has not distributed and will not distribute, prior to the later of the latest Closing Date and the completion of the Underwriters’ distribution of the Offered Securities, any offering material in connection with the Offering, other than any preliminary prospectus, the Final Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with this Agreement and any General Use Issuer Free Writing Prospectus set forth on Schedule [  ] hereto.

(h)           The interactive data in the eXtensible Business Reporting Language (“XBRL”) included as an exhibit to, or incorporated by reference in, the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(i)            The Company has been duly incorporated and is existing in good standing under the laws of Delaware, with power and authority to own its properties and conduct its business as described in the Registration Statement and the Disclosure Package; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing (individually and in the aggregate) would not be likely to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; (ii) the long-term debt or capital stock of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by the Transaction Documents, the Registration Statement, Disclosure Package and Prospectus (any such effect being a “Material Adverse Effect”).

(j)            The Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity.

(k)           The Securities and all other outstanding capital stock of the Company have been duly authorized; the authorized capital stock of the Company conforms in all material respects to the description thereof set forth in the Registration Statement and the Disclosure Package; all outstanding capital stock of the Company are and, when the Securities sold by the Company have been delivered and paid for in accordance with this Agreement on each Closing Date, such Securities will be, validly issued, fully paid and nonassessable and issued in compliance with all applicable state, federal and foreign securities laws and conform in all material respects to the description of such Securities contained in the Registration Statement and Disclosure Package; except as disclosed in the Registration Statement and Disclosure Package, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any common stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any common stock or other equity interest in the Company; the Offered Securities to be sold by the Company, when issued and delivered against payment thereof, will be freely transferable by the Company to or for the account of the Underwriters and there are no restrictions on subsequent transfers of such Offered Securities under the laws of Delaware or the United States.

(l)            When the Warrants and Representative’s Warrants have been delivered and paid for in accordance with this Agreement, as applicable, each will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.  The shares of Common Stock issuable upon exercise of the Warrants and the Representative’s Warrants have been reserved for issuance upon the exercise of the Warrants and Representative’s Warrants and, when issued in accordance with the terms thereof, will be duly and validly authorized, validly issued, fully paid and nonassessable and issued in compliance with all applicable state, federal and foreign securities laws.

(m)        Since the end of the period covered by the latest audited and/or interim financial statements included in the Registration Statement and the Disclosure Package, except as disclosed in the Registration Statement and the Disclosure Package: (i) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of equity or repurchase or redemption by the Company of any class of equity; (ii) there has been no material adverse change (or, to the knowledge of the Company, any development which has a high probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company (as defined below), taken as a whole; (B) the long-term debt or capital stock of the Company; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Disclosure Package (a “Material Adverse Change”); (iii) there has been no development or event that would have a Material Adverse Effect; (iv) the Company has not entered into any material transaction or agreement or incurred any material liability or obligation, direct or contingent, that is not disclosed in the Registration Statement and Disclosure Package; and (v) the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement and the Disclosure Package.

(n)           The description of each of the material agreements to which the Company is a party in the Registration Statement, the Disclosure Package and the Final Prospectus (the “Material Agreements”) are accurate in all material respects and all material agreements have been so disclosed.  Each Material Agreement constitutes the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws of general applicability affecting creditors’ rights.

(o)           The Company has good and marketable title to all properties and assets owned by it which are material to the business of the Company in each case free from liens, charges, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by the Company and any real property and buildings held under lease by the Company are held under valid and subsisting and, to the Company’s knowledge, enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

(p)           The Company maintains such insurance covering its properties, operations, personnel and businesses as is customary for similar businesses in the jurisdictions in which it operations.

(q)           The Company (i) possesses, and is in compliance with the terms of, all certificates, authorizations, franchises, licenses and permits and has made all declarations and filings with the appropriate governmental or regulatory authorities (collectively “Licenses”), except as such failure to possess or be in compliance with such Licenses would not be likely to have a Material Adverse Effect, and (ii) has not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company could, individually or in the aggregate, have a Material Adverse Effect.

(r)           The Company is not (i) in violation of its constitutive documents; (ii) in violation of any applicable judgment, law or statute or any order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its assets or properties; (iii) in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, except such defaults under clauses (ii) and (iii) above that would not, individually or in the aggregate, result in a Material Adverse Effect.

(s)            No consent, approval or authorization or order of or filing or registration with any person (including any governmental agency or body or any court) is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement, the Warrant Agreement and/or the Warrants (collectively the “Transaction Documents”) in connection with the issuance, offering and sale of the Offered Securities, except such as have been obtained or made and such as may be required under the U.S. state securities laws.

(t)            The execution, delivery and performance of the Transaction Documents and the issuance and sale of the Securities hereunder by the Company and the consummation of the transactions contemplated by the Transaction Documents in connection with this Offering will not result in any violation of (i) any agreement or other instrument binding upon the Company; (ii) the provisions of any constitutive document of the Company; and (iii) any applicable judgment, law or statute or any order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its assets or properties, except, in the case of clauses (i) and (iii) above, for such violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.  This Agreement and each other Transaction Document has been duly authorized, executed and delivered by the Company.

(u)           The Offered Securities have been approved for listing on the Trading Market.

(v)           Except as disclosed in the Registration Statement and Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

(w)                               Neither the Company nor, to the Company’s knowledge, any of its directors, officers and affiliates, acting on its behalf, has taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(x)                                 Any third-party statistical and market-related data included in the Registration Statement and Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate.  The Company has obtained written consents for the use of such data for such sources to the extent required.

(y)                                 There are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body) against or affecting the Company or any of its assets or properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents or which are otherwise material in the context in the sale of the Offered Securities.

(z)                                  To the Company’s knowledge, the Company’s directors and executive officers are not a party to any legal, governmental or regulatory proceedings that would result in such director or officer to be unsuitable for his or her position on the Company’s Board of Directors or in the Company, as applicable.

(aa)                          The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement and the Disclosure Package, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(bb)                          There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement and Disclosure Package or to be filed as exhibits to the Registration Statement that are no described in all material respects or filed as required.

(cc)                            The Company owns, possesses and can acquire or license on reasonable terms all trademarks, trade names, copyrights, domain names, licenses, approvals, know-how and other intellectual property or similar rights, including registrations and applications for registration thereof (collectively, “Intellectual Property Rights”) material to the conduct of the business now conducted by the Company, as described in the Registration Statement and Disclosure Package and the expected expiration of such Intellectual Property Rights would not, individually or in the aggregate, have a Material Adverse Effect.  To the Company’s knowledge, (i) there are no rights of third parties to any of the Intellectual Property Rights owned by the Company; (ii) there is no infringement, misappropriation, breach, default or other violation or the occurrence of any event that with notice or the passage of time would constitute any of the foregoing, by the Company or third parties of any of the Intellectual Property Rights of the Company; (iii) there is no pending or threatened action, suit or proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is not pending or threatened any action, suit or proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property Rights and the Company is unaware of any facts that would force a reasonable basis for any such claim; (v) there is no pending or threatened action, suit or proceeding or claim by others that the Company infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property Rights or other proprietary rights of others and the Company is unaware of any other facts which would form a reasonable basis for any such claim; and (vi) none of the Intellectual Property Rights used by the Company in its business has been obtained or is being used by the Company in violation of any contractual obligation binding the Company in violation of the rights of any persons, except in the case covered by clauses (i) through (vi) above such as would not, if determined adversely to the Company, individually or in the aggregate, have an Material Adverse Effect.

(dd)                          The Company has not sold, issued or distributed any Securities during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under , Regulation D or S of, the Securities Act except as disclosed in the Registration Statement and Disclosure Package.

(ee)                            The financial statements (and the notes thereto) of the Company included in the Registration Statement and the Disclosure Package comply in all material respects with the applicable requirements of the Securities Act and fairly present in all material respects the financial position of the Company as of the dates specified and the results of operations and changes in financial position of the Company for the periods specified, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods presented; the summary and selected financial data and the unaudited financial results, including the quarterly financial results, included in the Registration Statement and the Disclosure Package comply in all material respects with the applicable requirements of the Securities Act, and present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein.

(ff)                              BDO USA, LLP, which has audited and reviewed certain financial statements of the Company, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act of 1933 (the “Act”) and the applicable rules and regulations adopted by the Securities and Exchange Commission and (“SEC”) the Public Company Accounting Oversight Board (United States) (“PCAOB”).

(gg)                          The Company and the Board of Directors are in compliance with the provisions of the Sarbanes-Oxley Act and all rules of the Trading Market that are applicable to them as of the date of this Agreement.  The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting and legal and regulatory compliance controls that are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general and specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general and specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Since the end of the Company’s last audited financial statements included in the Registration Statement and Disclosure Package, there has been no (i) material weakness in the Company’s internal controls over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal controls over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(hh)                          The Company has no material obligation to provide or has made the required payment for retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or to any other person.

(ii)                                No labor dispute with the employees of the Company exists or, to the Company’s knowledge, is contemplated that is material to the Company.  The Company is not aware of any existing, threatened or imminent labor disturbance by the employees of the Company or any of the Company’s courier companies that could have a Material Adverse Effect.

(jj)                                There are no contracts, agreements or understandings between the Company and any other person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this Offering.

(kk)                          The Company is not in violation of any applicable statute, any rule, regulation, decision or order of any governmental agency or body or court, relating to the use, disposable or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively “Environmental Laws”), is liable for any off-site disposal or contamination pursuant to any Environmental Laws or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect.

(ll)                                The Company has filed all tax returns required to be filed through the date of this Agreement or has requested extensions thereof except for those tax returns the failure to file which does not and would not be likely to have a Material Adverse Effect, and all taxes (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from have entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

(mm)                  Except as set forth in the Registration Statement or Disclosure Package, the Company is not a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) which: (i) is subject to any provision of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company and covers any employee or former employee of the Company or any ERISA Affiliate (as defined hereafter). These plans are referred to collectively herein as the “Employee Plans.” For purposes of this Section, “ERISA Affiliate” of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or is an “affiliate,” whether or not incorporated, as defined in Section 407(d)(7) of ERISA, of the person or entity.

(nn)                          Except for which such disclosure is not required to be disclosed in the Registration Statement or Disclosure Package, the Registration Statement or Disclosure Package identify each employment, severance or other similar agreement, arrangement or policy and each material plan or arrangement providing for insurance coverage (including any self-insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, or post-retirement insurance, compensation or benefits which: (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any ERISA Affiliates, and (iii) covers any officer or director or former officer or director of the Company or any of its ERISA Affiliates. These contracts, plans and arrangements are referred to collectively in this Agreement as the “Benefit Arrangements.” Each Benefit Arrangement has been maintained in compliance with its terms and with requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to that Benefit Arrangement except where non-compliance would not reasonably be expected to result in a Material Adverse Effect.

(oo)                          Except as set forth in the Registration Statement or the Prospectus, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of their respective ERISA Affiliates other than medical benefits required to be continued under applicable law, determined using assumptions that are reasonable in the aggregate, over the fair market value of any fund, reserve or other assets segregated for the purpose of satisfying such liability (including for such purposes any fund established pursuant to Section 401(h) of the Code). With respect to any of the Company’s Employee Plans which are “group health plans” under Section 4980B of the Code and Section 607(1) of ERISA, there has been material compliance with all requirements imposed there under such that the Company or its ERISA Affiliates have no (and will not incur any) loss, assessment, tax penalty, or other sanction with respect to any such plan.

(pp)                          Except as set forth in the Registration Statement or the Disclosure Package, the Company is not a party to or subject to any employment contract or arrangement providing for annual future compensation, or the opportunity to earn annual future compensation (whether through fixed salary, bonus, commission, options or otherwise) of more than $120,000 to any named executive officer or director.

(qq)                          None of the execution of the Transaction Documents or consummation of the Offering constitute a triggering event under any Employee Plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee or director of the Company other than an event that is not material to the financial condition or business of the Company.

(rr)                            No “prohibited transaction” (as defined in either Section 406 of the ERISA or Section 4975 of Code), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company would have any liability; each employee benefit plan of the Company is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each employee benefit plan of the Company that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(ss)                              Except as described in the Registration Statement, Disclosure Package and Final Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any officer, director or stockholder of the Company (each, an “Insider”) with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriter’s compensation, as determined by FINRA. Except as described in the Registration Statement, Disclosure Package and Final Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180 days prior to the Effective Date, other than the prior payment of $35,000 to the Underwriter as provided hereunder in connection with the Offering. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein. No officer, director or any beneficial owner of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA); no Company Affiliate is an owner of stock or other securities of any member of FINRA (other than securities purchased on the open market); no Company Affiliate has made a subordinated loan to any member of FINRA; and no proceeds from the sale of Securities (excluding underwriting compensation as disclosed in the Registration Statement, Disclosure Package or Final Prospectus) will be paid to any FINRA member, or any persons associated with or affiliated with any member of FINRA. Except as disclosed in the Registration Statement or the Prospectus, the Company has not issued any warrants or other securities or granted any options, directly or indirectly, to anyone who is a potential underwriter in the offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement; no person to whom securities of the Company have been privately issued within 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA; and no FINRA member participating in the offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “FINRA member participating in the offering” includes any associated person of a FINRA member that is participating in the Offering, any member of such associated person’s immediate family and any affiliate of a FINRA member that is participating in the Offering.

(tt)                                Except as described in the Registration Statement, Disclosure Package and Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any officer, director or stockholder of the Company (each, an “Insider”) with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriter’s compensation, as determined by FINRA. Except as described in the Registration Statement, Disclosure Package and Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180 days prior to the Effective Date, other than the prior payment of $35,000 to the Underwriter as provided hereunder in connection with the Offering. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein. No officer, director or any beneficial owner of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA); no Company Affiliate is an owner of stock or other securities of any member of FINRA (other than securities purchased on the open market); no Company Affiliate has made a subordinated loan to any member of FINRA; and no proceeds from the sale of Securities (excluding underwriting compensation as disclosed in the Registration Statement or Prospectus) will be paid to any FINRA member, or any persons associated with or affiliated with any member of FINRA. Except as disclosed in the Registration Statement or the Prospectus, the Company has not issued any warrants or other securities or granted any options, directly or indirectly, to anyone who is a potential underwriter in the offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement; no person to whom securities of the

Company have been privately issued within 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA; and no FINRA member participating in the offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “FINRA member participating in the offering” includes any associated person of a FINRA member that is participating in the Offering, any member of such associated person’s immediate family and any affiliate of a FINRA member that is participating in the Offering.

(tt)                                With respect to the Acquisition: the Company has delivered to the Representative complete and correct copies of the Acquisition Documents, including all schedules and exhibits thereto.  The execution, delivery and performance of each of the Acquisition Documents has been duly authorized by all necessary action on the part of the Company. Each Acquisition Document is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, in each case, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors’ rights and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(uu)                          The Company is not in default in the performance or compliance with any provisions of any Acquisition Documents.  All representations and warranties made by the Company in the Acquisition Documents and in the certificates delivered in connection therewith are true and correct in all material respects.  To the Company’s knowledge, none of Advent Cleaners LLC’s representations or warranties in the Acquisition Documents contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading, in any case that could reasonably be expected to result in a Material Adverse Effect.

(vv)                          As of the First Closing Date, the Acquisition has been consummated in all material respects, in accordance with all applicable laws.  As of the First Closing Date, all requisite approvals by Governmental Authorities having jurisdiction over the Company and, to each the Company’s knowledge, Advent Cleaners, LLC, with respect to the Acquisition, have been obtained, except for any approval the failure to obtain could not reasonably be expected to have a Material Adverse Effect.  As of the First Closing Date, after giving effect to the transactions contemplated by the Acquisition Documents, the Company will have good title to the assets acquired pursuant to the Acquisition Documents, free and clear of all liens other than permitted liens (as defined therein).

(ww)                      Neither the Company nor any of its directors or officers or, to the knowledge of the Company, any employees, agents or representatives of the Company acting on behalf of the Company, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to corruptively influence official action or secure an improper advantage for the Company; and the Company has conducted its business in compliance in all material respects with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws in all material respects.

(xx)                          The operations of the Company are and have been conducted in compliance in all material respects with applicable financial recordkeeping and reporting requirements and the applicable anti-money laundering statutes of all applicable jurisdictions where the Company conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(yy)                          Neither the Company, its directors or officers nor, to the knowledge of the Company, any of its employees, agents, affiliates or representatives, is an individual or entity (each a “Person”) that is, or is owned or controlled by a Person that is: (i)) the subject or target of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any orders or licenses issued pursuant to the Iran Threat Reduction and Syria Human Rights Act, the National Defense Authorization Act for Fiscal Year 2012, the Iran Freedom and Counter-Proliferation Act of 2012, the U.S. Trading With the Enemy Act, the U.S. International Emergency Economic Powers Act or the U.S. Syria Accountability and Lebanese Sovereignty Act (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject or target of Sanctions (including, without limitation, Cuba, Iran, Russia, North Korea, Sudan and Syria).

(zz)                            The Company has the power to submit, and pursuant to Section [  ] of this Agreement has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York State and United States Federal court sitting in The City of New York (each, a “New York Court”) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and empower, and pursuant to Section [  ] of this Agreement has legally, validly, effectively and irrevocably designated, appointed and empowered, an authorized agent for service of process in any action arising out of or relating to the Transaction Documents, the Disclosure Package, the Registration Statement, or the Offering in any New York Court, and service of process in any manner permitted by applicable laws effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided herein.

(aaa)                   Each of the Transaction Documents has been, or will be prior to the execution thereof, duly authorized, and has been or will be duly executed and delivered by the Company, the Subsidiaries and each of the other parties thereto and, is or will be a legal, valid and binding agreement of the Company and the Subsidiaries, as applicable, enforceable against it in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, any applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(bbb)                   All information contained in the questionnaires completed by each of the Company’s executive officers and directors immediately prior to the Offering and provided to the Representative as well as the biographies of such individuals in the Registration Statement is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by the directors and executive officers to become inaccurate and incorrect.

(ccc)                      No director or officer of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be and act in his respective capacity of the Company.

(ddd)                   No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the Disclosure Package or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as described in the Registration Statement, Disclosure Package and Prospectus.

(eee)                      Except as would not, individually or in the aggregate, result in a Material Adverse Change, (i) there is (A) no unfair labor practice complaint pending or, to the best of the Company’s knowledge, threatened against the Company before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the best of the Company’s knowledge, threatened, against the Company, (B) no strike, labor dispute, slowdown or stoppage pending or, to the best of the Company’s knowledge, threatened against the Company and (C) no union representation question existing with respect to the employees of the Company or its Subsidiaries and, to the best of the Company’s knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.

(fff)                         The Company and each of its Subsidiaries are in compliance in all material respects with the applicable requirements of the U.S. Federal Trade Commission (the “FTC”) and equivalent foreign commissions and agencies governing advertising, product promotion and with other applicable provisions of federal, state, local and other U.S. and foreign laws and regulations applicable to their businesses as presently conducted.

(ggg)                   The Company has not offered, or caused the Underwriters to offer, the Securities to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (ii) a journalist or publication to write or publish favorable information about the Company or its products or services.

(hhh)                   As of the date hereof and as of the Closing Date, and except as contemplated by this Agreement, the Company does not operate within the United States or any state or territory thereof in such a manner so as to subject the Company or its operations or businesses to registration as a foreign company doing business in any state within the United States or to any of the following laws in any material respect: (i) the Bank Secrecy Act, as amended, (ii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, (iii) the Foreign Corrupt Practices Act of 1977, as amended, (iv) the Currency and Foreign Transactions Reporting Act of 1970, as amended, (iv) the rules and regulations promulgated under any such law, or any successor law, or any judgment, decree or order of any applicable administrative or judicial body relating to such law, and (viii) any corresponding law, rule, regulation, ordinance, judgment, decree or order of any state or territory of the United States or any administrative or judicial body thereof .

(iii)                        As used in this Agreement, references to matters being “material” with respect to the Company or its Subsidiaries shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects, operations or results of operations of the Company.

(jjj)                            As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers, directors or managers of the Company).

(kkk)                   Any certificate signed by or on behalf of the Company and delivered to the Underwriters or to Ellenoff Grossman & Schole LLP (“Underwriters’ Counsel”) shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

(lll)  Nothing has come to the attention of the Company that would cause it to believe that the Acquisition will not be consummated substantially in accordance with the terms of the Acquisition Agreement or the description of such Acquisition included in or incorporated by reference in the Registration Statement, Disclosure Package and Prospectus.

5.                                      Covenants of the Company. The Company acknowledges, covenants and agrees with the Underwriters that:

(a)                                 Unless filed pursuant to Rule 462(c) as part of the Additional Registration Statement in accordance with the next sentence, the Company will file the Final Prospectus, in a form approved by the Representative, with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representative, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second Business Day following the execution and delivery of this Agreement or (ii) the fifteenth Business Day after the Effective Time of the Initial Registration Statement. The Company will advise the Representative promptly of any such filing pursuant to Rule 424(b) and provide satisfactory evidence to the Representative of such timely filing. If an Additional Registration Statement is necessary to register a portion of the Securities under the Act but the Effective Time thereof has not occurred as of the execution and delivery of this Agreement, the Company will file the Additional Registration Statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York City time, on the date of this Agreement or, if earlier, on or prior to the time the Final Prospectus is finalized and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representative.

(b)                                          The Company will promptly advise the Representatives of any proposal to amend or supplement at any time the Initial Registration Statement, any Additional Registration Statement or any Statutory Prospectus and will not effect such amendment or supplementation without the Representatives’ consent; and the Company will also advise the Representatives promptly of (i) the effectiveness of any Additional Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement), (ii) any amendment or supplementation of a Registration Statement or any Statutory Prospectus, (iii) any request by the Commission or its staff for any amendment to any Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iv) the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the threatening of any proceeding for that purpose, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(c)                                           If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Representatives of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon request of the Representatives, an amendment or supplement so that the statements in the Final Prospectus as so amended or supplemented will comply with applicable law and will not be misleading the light of the circumstances when the Final Prospectus is delivered to a prospective purchaser. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

(d)                                 As soon as practicable, the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(e)                                  The Company will furnish to the Representatives copies of each Registration Statement, each related Statutory Prospectus, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act, the Final Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives reasonable request. The Final Prospectus shall be so furnished within 24 hours following the execution and delivery of this Agreement. All other such documents shall be so furnished promptly following a request by a Representative once they are available in compliance with applicable private placement exemptions in each applicable jurisdiction.

(f)                                   The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

(g)                                 The Company will pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to (i) all fees and expenses in connection with the preparation and filing of the Registration Statement (including financial statements and exhibits), Exchange Act Registration Statement, any preliminary prospectus, the General Disclosure Package, the Final Prospectus and any Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) the fees, disbursements and expenses of the Company’s counsels and accountants in connection with the preparation and filing of the Registration Statement, the Exchange Act Registration Statement, any preliminary prospectus, the General Disclosure Package, the Final Prospectus and any Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, (iii) all costs and expenses related to the transfer and delivery of the Offered Securities to the Underwriters, including any transfer or other taxes payable thereon, (iv) all expenses in connection with the qualification of the Offered Shares and the Offered Securities for offer and sale under state or foreign securities laws as provided in Section 5(A)(f) hereof, (v) all costs and expenses incident to listing the Offered Securities on the Trading Market and any registration thereof under the Exchange Act, (vi) the costs and expenses of qualifying the Offered Securities for inclusion in the book-entry settlement system of The Depository Trust Company (“DTC”), (vii) the cost of printing ADRs corresponding to the Offered Securities, (viii) the costs and charges of any transfer agent, registrar or depositary, (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Offered Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic roadshow, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants in connection with the road show, (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. The Underwriters shall be responsible for (i) all of the costs and expenses incident to the performance of the obligations of the Underwriters hereunder, including (a) fees and disbursements of their counsel and (b) fees and expenses incurred in connection with the administration of the Directed Share Program, and (ii) (a) the costs and expenses of the Underwriters incurred in connection with the roadshow and the road show travel and lodging expenses of the Underwriters and (b) the travel and lodging expenses of the representatives and officers of the Company and any consultants described in sub-section (ix) above.

(h)              For the period specified below (the “Lock-Up Period”), the Company will not, directly or indirectly, take any of the following actions with respect to its Shares, or any securities convertible into or exchangeable or exercisable for any of its Shares (“Lock-Up Securities”): (i) offer, sell, pledge, contract to sell or otherwise dispose of Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities, (iii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (iv) file with the Commission a registration statement under the Act relating to Lock-Up Securities, other than (A) registration statements on Form S-8 relating to the issuance, vesting, exercise or settlement of equity awards granted or to be granted pursuant to any employee benefit plan described in the Final Prospectus or (B) registration statement(s) relating to any underwritten public offering of equity securities of the Company by the Company and, if applicable, any of the Company’s securityholders where a use of proceeds by the Company is to raise capital to satisfy tax withholding and remittance obligations in connection with the settlement of restricted stock units issued by the Company or publicly disclose the intention to take any such action, without the prior written consent of the Representatives, provided, however, that the Company shall be permitted during the Lock-Up Period to (1) sell the Offered Securities to be sold hereunder, (2) issue shares of Common Stock or the grant of options to purchase  shares of Common Stock or restricted share units or other securities under the Company’s share incentive plans existing on the date hereof, (3) issue securities upon the exercise of an option or a warrant, the vesting of a restricted share unit or the conversion of a security outstanding on the date hereof of which the Representatives have been advised in writing or which is otherwise described in the Final Prospectus, (4) issue any securities by the Company in connection with the Company’s acquisition of one or more businesses (including the Acquisition), products or technologies, joint ventures, commercial relationships or other strategic corporate transactions, provided that the recipients of such shares execute a lock-up agreement in favor of the Underwriter containing substantially the same obligations as those set forth in Exhibit A1, and (5) issue and sell equity securities in an underwritten public offering pursuant to the registration statement(s) described in clause (iv)(B) of this paragraph, provided that the purchase or underwriting agreement for any such issuance is executed no earlier than 150 days after the date of the Final Prospectus. The initial Lock-Up Period will commence on the date hereof and continue for 180 days after the date of the Final Prospectus or such earlier date that Maxim Group LLC acting on behalf of the Underwriters consents to in writing; provided, however, that if (x) during the last 17 days of the initial Lock-Up Period the Company releases earnings results or announces material news or a material event, or (y) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representative waives, in writing, such extension. The Company shall provide the Representative and each shareholder subject to the Lock-Up Period pursuant to the lock-up letters described in Section 6(h) with prior notice of any such announcement that gives rise to an extension of the initial Lock-up Period.

(i)            The Company will use its best efforts to maintain the listing of the Offered Securities on the Trading Market.

(j)           If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Final Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Act) is required by law to be delivered in connection with sales by an Underwriter or dealer (the “Prospectus Delivery Period”), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Prospectus in order to make the statements therein, in the light of the circumstances when the Final Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Final Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Offered Securities may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon reasonable request, either amendments or supplements to the Final Prospectus so that the statements in the Final Prospectus as so amended or supplemented will not, in the light of the circumstances when the Final Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Act) is delivered to a purchaser, be misleading or so that the Final Prospectus, as amended or supplemented, will comply with applicable law.

(k)           Upon reasonable request of any Underwriter in writing, the Company will furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter solely for the purpose of facilitating the offering of the Offered Securities.

(l)          The Company agrees (A) to apply the net proceeds to the Company from the sale of the Offered Securities in the manner set forth under the heading “Use of Proceeds” in the Registration Statement, the General Disclosure Package and the Final Prospectus and to file such reports with the Commission with respect to the sale of the Offered Securities and the application of the proceeds therefrom as may be required by Rule 463 under the Act; (B) not to invest, or otherwise use the proceeds received by the Company from its sale of the Offered Securities in such a manner as would require the Company or any of the Controlled Entities to register as an investment company under the Investment Company Act; and (C) not to, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person in any manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise). Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, the Company does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter.

(m) The Company will comply with and will require the Company’s directors and executive officers, in their capacities as such, to comply with all applicable Securities Laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act.

(n) With the prior written consent of the Company, the Representative acting on behalf of the Underwriters may release or waive the restrictions set forth in a lock-up letter described in Section 6(h) for any party thereunder. If the Representative, with prior written consent of the Company, agrees to release or waive the restrictions set forth in a lock-up letter described in Section 6(h) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service at least two Business Days before the effective date of the release or waiver.

(o)             The Company agrees not to, at any time at or after the execution of this Agreement, directly or indirectly, offer or sell any Offered Shares or Offered Securities by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered Shares or the Offered Securities, in each case other than the Final Prospectus.

(p)           After the date of this Agreement, the Company shall promptly advise the Representative in writing of (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any prospectus or the Prospectus, (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing the Common Stock or Warrants from any securities exchange upon which it is listed for trading, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable best efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(q)           (i) During the Prospectus Delivery Period, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Registration Statement, Disclosure Package and Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus (or if the Final Prospectus is not yet available to prospective purchasers, the Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Representative or Underwriters’ Counsel to amend the Registration Statement or supplement the Final Prospectus (or if the Final Prospectus is not yet available to prospective purchasers, the Disclosure Package) to comply with the Securities Laws in order to comply with the Securities Laws, the Company will promptly notify the Representative and will amend the Registration Statement or supplement the Final Prospectus (or if the Final Prospectus is not yet available to prospective purchasers, the Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(ii)           If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or promptly will notify the Representative and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.  This paragraph does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representative specifically for use therein or in the Registration Statement or Prospectus.

(r)           The Company will promptly deliver to the Representative and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, each Issuer Free Writing Prospectus and Issuer Limited-Use Free Writing Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Representative may reasonably request. Prior to 10:00 a.m., New York time, on the Business Day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Representative may reasonably request.

(s)            The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(t)            The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(u)           Except with respect to (i) the issuance of securities pursuant to the exercise or conversion of Company securities or other rights to receive securities of the Company that exist as of the Closing Date, or (ii) the issuance of securities pursuant to an equity incentive plan, during the ninety (90) days following the later of the Closing Date or completion of the distribution of the Securities within the meaning of the Securities Act, the Company shall not undertake any public or private offerings of any equity securities of the Company without the written consent of the Representative, which consent shall not be unreasonably withheld.

(v)           Except with respect to (i) securities of the Company which may be issued in connection with the Acquisition, (ii) the issuance of securities of the Company intended to provide the Company with proceeds to acquire another entity (or the assets thereof), during the six (6) months following the Closing Date, without the consent of the Representative which shall not be unreasonably withheld: (i) the Company will not file any registration statement relating to the offer or sale of any of the Company’s securities, except Form S-8 filed with the Commission in connection with the Company’s 2014 Omnibus Incentive Plan.

(w)         If the Company fails to maintain the listing of its shares of Common Stock and Warrants on the Trading Market, for a period of three (3) years from the effective date of the Registration Statement, the Company, at its expense, shall obtain and keep current a listing in the Standard & Poor’s Corporation Records Services or the Moody’s Industrial Manual; provided that Moody’s OTC Industrial Manual is not sufficient for these purposes.

(x)           During the period of three (3) years from the effective date of the Registration Statement, the Company will make available to the Representative copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Representative: (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission); provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(y)           The Company will not issue press releases or engage in any other publicity, without the Representative’s prior written consent, for a period ending at 5:00 p.m. Eastern time on the first Business Day following the forty-fifth (45th) day following the later of the Closing Date or the completion of the distribution of the Securities within the meaning of the Securities Act, other than normal and customary releases issued in the ordinary course of the Company’s business, or as required by law.

(z)           As of the Closing, the Company shall have engaged a financial public relations firm reasonably acceptable to the Representative, which firm shall be experienced in assisting issuers in public offerings of securities and in their relations with their security holders, and continuing to retain such firm for a period of two (2) years following the Closing.

(aa)         The Company will retain a transfer agent and warrant agent reasonably acceptable to the Representative for a period of three (3) years following the Closing Date.

(bb)         The Company will apply the net proceeds from the sale of the Securities as set forth under the caption “Use of Proceeds” in the Prospectus. Without the written consent of the Representative, no proceeds of the Offering will be used to pay principal on outstanding loans from officers, directors or stockholders other than as described in the Prospectus.

(cc)         The Company, during the period when the Final Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(dd)         The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Securities.

(ee)         The Company will not take, and will cause its Affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(ff)          The Company shall cause to be prepared and delivered to the Representative, at its expense, within one (1) Business Day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Securities for at least the period during which a Prospectus relating to the Securities is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).

(gg)         The Company shall maintain, for a period of no less than three (3) years from the Closing Date, a liability insurance policy affording coverage for the acts of its officers and directors.

(hh)         The Company agrees that, unless it has or shall have obtained the prior written consent of the Representative, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule [  ] hereto and any electronic road show.  Any such free writing prospectus consented to by the Representative or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(ii)         The Company shall register with the Corporation Records Service (including annual report information) published by Standard & Poor’s Corporation and shall maintain such registration for a period of three (3) years from the Closing.

6.             Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Shares and Warrants or Option Securities, as the case may be, as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 of any misstatement or omission, (iii) the performance by the Company of its obligations under the Transaction Documents, and (iv) each of the following additional conditions. For purposes of this Section 6, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Shares and Warrants or Option Securities, as the case may be, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a)           The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 p.m., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Representative’s satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b)           The Representative shall not have reasonably determined, and advised the Company, that the Registration Statement, the Disclosure Package or the Final Prospectus, or any amendment thereof or supplement thereto or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the Representative’s reasonable opinion, is material, or omits to state a fact which, in the Representative’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c)           The Representative shall have received the favorable written opinion (and as to the Option Closing Date, if any, a bring-down opinion), including, without limitation, a negative assurance letter of Troutman Sanders LLP, the legal counsel for the Company, dated as of the Closing Date addressed to the Underwriters in the form attached hereto as Annex II.

(d)           [Further opinions to be added, including environmental opinion.]

(d)           The Representative shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, Disclosure Package and Prospectus and any amendment or supplement thereto, as well as each electronic road show used in connection with the Offering of the Securities, and this Agreement and that : (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Section 4 hereof are accurate, (iii) as of the applicable Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any material loss or interference with its business, whether or not covered by insurance, or from any labor dispute or disruption or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement, Disclosure Package and Final Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference, and (vii) subsequent to the respective dates as of which information is given in the Registration Statement, Disclosure Package and Prospectus there has not been any Material Adverse Change or any event that is reasonably likely to result in a Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

(e)           On the date of this Agreement and on the Closing Date, the Representative shall have received a “comfort” letter from BDO (and as to any Option Closing Date, a bring-down letter) as of the date of delivery and addressed to the Underwriters and in form and substance satisfactory to the Representative and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and the applicable rules and regulations adopted by the PCAOB, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter.

(f)            Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any post-effective amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(g)           The Representative shall have received a lock-up agreement from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in each case substantially in the form attached as Annex I.

(h)           The Common Stock and Warrants are registered under the Exchange Act and, as of the Closing Date, the Shares and Warrants shall be listed and admitted and authorized for trading on the Trading Market and satisfactory evidence of such action shall have been provided to the Representative.  The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock and Warrants under the Exchange Act or delisting or suspending from trading the Common Stock and Warrants from the Trading Market, nor has the Company received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing. The Shares, the Warrants, the Representative’s Warrants and shares of Common Stock underlying the Warrants and the Representative’s Warrants shall be DTC eligible.

(i)            FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements. In addition, the Company shall, if requested by the Representative, make or authorize the Underwriters’ Counsel to make on the Company’s behalf, an Issuer Filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 2710 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(j)            No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(k)           The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

(l)            The Company shall have procured and shall covenant to maintain “key man” life insurance (in amounts set forth in the Prospectus and with the Company as the sole beneficiary thereof) with an insurer rated at least AA or better in the most recent edition of “Best’s Life Reports” on the lives of to be determined executive officer or officers of the Company.

(m)          The Acquisition shall have been consummated immediately preceding the First Closing Date.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

7.             Indemnification.

(a)           The Company agrees to indemnify and hold harmless each of the Underwriters and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), (B) any Issuer Free Writing Prospectus or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically) or (C) any reports filed by the Company under the Exchange Act (the “SEC Reports”) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations under each of the Transaction Documents to which it is a party or under law; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials or in any SEC Report, in reliance upon and in conformity with the Underwriters’ Information.

(b)           Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Securities to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in the last sentence of Section 4(b) hereof.

(c)           Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

8.                                      Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8: (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Securities to be purchased by each of the Underwriters hereunder and not joint.

9.                                      Underwriter Default.

(a)                                 If any Underwriter or Underwriters shall default in its or their obligation to purchase the Shares and Warrants, and if the securities with respect to which such default relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Shares and Warrants, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Securities that bears the same proportion of the total number of Default Securities then being purchased as the number of Shares and Warrants set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Shares and Warrants set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b)                                 In the event that the aggregate number of Default Securities exceeds 10% of the number of Shares and Warrants, the Representative may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Securities on the terms contained herein. In the event that within five (5) calendar days after such a default the Representative does not arrange for the purchase of the Default Securities as provided in this Section 9, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 9 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c)                                  In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a period, not exceeding five (5) Business

Days, in order to effect whatever changes may thereby be necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Shares and Warrants.

10.                               Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company or any Subsidiaries submitted pursuant hereto, including the agreements contained in Section [  ], the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Securities to and by the Underwriters. The covenants and agreements contained in Sections  [   ], 7, 8, this Section 10 and Sections 13 and 14 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.  The representations and covenants contained in Sections [  ] and [  ] hereof shall survive termination of this Agreement if any Shares and Warrants are purchased pursuant to this Agreement.

11.                               Effective Date of Agreement; Termination.

(a)                                 This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections [  ], 7, 8, 10, 13 and 14, inclusive, shall remain in full force and effect at all times after the execution hereof.  If this Agreement is terminated after any Shares and Warrants have been purchased hereunder, the provisions of Sections 2 and 4 hereof shall survive termination of this Agreement.

(b)                                 The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on the Trading Market shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Trading Market or by order of the Commission, FINRA or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representative, is so material and adverse that such event makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Shares and Warrants on the terms and in the manner contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

(c)                                  Any notice of termination pursuant to this Section 11 shall be in writing.

(d)                                 If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Sections 9(b), 11(b)(i) relating to disruptions in the market for non-Company securities, 11(b)(ii) or 11(b)(iii) hereof), or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for only those out-of-pocket expenses (including the reasonable fees and expenses of their counsel), actually incurred by the Underwriters in connection herewith, less any amounts previously paid by the Company.

12.                               Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a)                                 if sent to the Representative or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, Attention: Clifford A. Teller, Executive Managing Director of Investment Banking, with a copy to Underwriters’ Counsel at Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 Attention: Barry I. Grossman, Esq.; and

(b)                                 if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement;

provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

13.                               Parties; Limitation of Relationship. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representative, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Securities from any of the Underwriters.

14.                               Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Underwriters and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and

agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, DISCLOSURE PACKAGE AND PROSPECTUS.

15.                               Entire Agreement. This Agreement, together with the schedules and annexes attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and supersedes any prior agreements or understandings among or between the parties hereto, including the Letter of Engagement dated [                    ], 2014, and as amended October [  ], 2014 relating to the Company’s IPO (except as specifically set forth therein).  Notwithstanding the above, nothing contained herein shall supersede or replace the letter of engagement between the parties dated [                  ]1, 2014 relating to the engagement of Maxim Group LLC as the exclusive mergers and acquisition advisor to the Company.

16.                               Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

17.                               Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

18.                          Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

19.                               No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s securities. The Company further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company hereby further confirms its understanding that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the offering process leading thereto, including any negotiation related to the pricing of the Securities; and the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

20.                               Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

21.                               Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22.                               Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “Business Day” shall mean any day other than a Saturday, Sunday or any day on which the major stock exchanges in New York, New York are not open for business.

[Signature Pages Follow]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

U.S. DRY CLEANING SERVICES CORPORATION

By:
Name: Alex Bond
Title: Chief Executive Officer

Accepted by the Representative, acting for themselves and as

Representative of the Underwriters named on Schedule A attached hereto,

as of the date first written above:

MAXIM GROUP LLC

By:
Name: Clifford A. Teller
Title: Executive Managing Director, Investment Banking

[Signature Page to Underwriting Agreement]